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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) MARCH 19, 2001
                                                         --------------




                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                    1-13232                     84-1259577
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


   2000 SOUTH COLORADO BOULEVARD, TOWER TWO,
           SUITE 2-1000, DENVER, CO                               80222-7900
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       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (303) 757-8101
                                                          --------------


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

     On March 19, 2001, Apartment Investment and Management Company (the "Company") completed the sale of 2,200,000 shares of its Class Q Cumulative Preferred Stock, $.01 par value per share (the "Class Q Preferred Stock"), in an underwritten public offering for which Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Raymond James & Associates, Inc., UBS Warburg LLC, Bear, Stearns & Co. Inc., Robertson Stephens, Inc. and Tucker Anthony Incorporated acted as underwriters. The Company also gave the underwriters an option to purchase up to 330,000 additional shares of the Class Q Preferred Stock to cover overallotments. The sale was made pursuant to an Underwriting Agreement, dated March 14, 2001, a copy of which is included as an exhibit to this report.

     The Class Q Preferred Stock entitles the holders thereof to cumulative cash dividends in an amount per share equal to $2.525 per year, equivalent to 10.10% of the $25 liquidation preference. On and after March 19, 2006, the Company may redeem the Class Q Preferred Stock for cash.

     On March 15, 2001, the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated March 14, 2001, relating to the offering of up to 2,200,000 shares of Class Q Preferred Stock (and up to 330,000 shares of Class Q Preferred Stock pursuant to the underwriters' over-allotment option). The Prospectus Supplement relates to a registration statement (File No. 333-61409) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,268,168,000 of securities of the Company (including $268,168,000 of securities previously registered in a previous registration statement (File No. 333- 26415)) and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on August 13, 1998, and was amended by Amendment No. 1 thereto, filed on October 16, 1998, and Amendment No. 2 thereto, filed on November 25, 1998.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed with this report:



EXHIBIT
NUMBER      DESCRIPTION

1.1         Underwriting Agreement, dated March 14, 2001, by and among Apartment
            Investment and Management Company, AIMCO Properties L.P. and Morgan
            Stanley & Co. Incorporated, Prudential Securities Incorporated,
            Raymond James & Associates, Inc., UBS Warburg LLC, Bear, Stearns &
            Co. Inc., Robertson Stephens, Inc. and Tucker Anthony Incorporated.

 4.1        Articles Supplementary relating to the Class Q Cumulative Preferred
            Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on March 20, 2001, is incorporated by reference).

 5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class Q Cumulative Preferred Stock.

23.1        Consent of Piper Marbury Rudnick & Wolfe LLP (included in
            Exhibit 5.1)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                APARTMENT INVESTMENT AND
                                                MANAGEMENT COMPANY




Date: March 21, 2001                            By:  /s/ Paul J. McAuliffe
                                                    ----------------------
                                                    Paul J. McAuliffe
                                                    Executive Vice President,
                                                    Chief Financial Officer


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                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
1.1       Underwriting Agreement, dated March 14, 2001, by and among
          Apartment Investment and Management Company, AIMCO Properties
          L.P. and Morgan Stanley & Co. Incorporated, Prudential Securities
          Incorporated, Raymond James & Associates, Inc., UBS Warburg LLC,
          Bear, Stearns & Co. Inc., Robertson Stephens, Inc. and Tucker
          Anthony Incorporated.

4.1       Articles Supplementary relating to the Class Q Cumulative
          Preferred Stock (Exhibit 3.3 to Apartment Investment and
          Management Company's registration statement on Form 8-A, filed on March 20, 2001, is incorporated by reference).

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class Q Cumulative Preferred Stock.

23.1      Consent of Piper Marbury Rudnick & Wolfe LLP (included in
          Exhibit 5.1)